Standard & Poor's J.J. Kenny           Frank A. Ciccotto, Jr.
55 Water Street, 45th Floor            Senior Vice President and
New York, NY  10041                    General Manager
Tel  212 438 4417 Office               Evaluation Department
     212 438 4422 Desk
Fax  212 438 7747
frank_ciccotto@standardandpoors.com    Standard & Poor's
                                         a Division of The McGraw-Hill Companies



October 28, 1999



Reich & Tang Distributors, Inc.
600 Fifth Avenue
New York, NY 10020


Gruntal & Co., L.L.C.
14 Wall Street
New York, NY 10005

              Re:       Insured Municipal Securities Trust,
                        Pennsylvania Navigator Insured Series 1

Gentlemen:

           We have examined the post-effective Amendment to the Registration Statement File No. 33-35080 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

           In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

           You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                            Sincerely,




                                            Frank A. Ciccotto


FAC/trh

873952.1

Standard & Poor's J.J. Kenny           Frank A. Ciccotto, Jr.
55 Water Street, 45th Floor            Senior Vice President and
New York, NY  10041                    General Manager
Tel  212 438 4417 Office               Evaluation Department
     212 438 4422 Desk
Fax  212 438 7747
frank_ciccotto@standardandpoors.com    Standard & Poor's
                                         a Division of The McGraw-Hill Companies



October 28, 1999



Reich & Tang Distributors, Inc.
600 Fifth Avenue
New York, NY 10020


Gruntal & Co., L.L.C.
14 Wall Street
New York, NY 10005

              Re:       Insured Municipal Securities Trust,
                        New York Navigator Insured Series 4

Gentlemen:

           We have examined the post-effective Amendment to the Registration Statement File No. 33-36215 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

           In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

           You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                            Sincerely,




                                            Frank A. Ciccotto


FAC/trh

873952.1

Standard & Poor's J.J. Kenny           Frank A. Ciccotto, Jr.
55 Water Street, 45th Floor            Senior Vice President and
New York, NY  10041                    General Manager
Tel  212 438 4417 Office               Evaluation Department
     212 438 4422 Desk
Fax  212 438 7747
frank_ciccotto@standardandpoors.com    Standard & Poor's
                                         a Division of The McGraw-Hill Companies



October 28, 1999



Reich & Tang Distributors, Inc.
600 Fifth Avenue
New York, NY 10020

Gruntal & Co., L.L.C.
14 Wall Street
New York, NY 10005

              Re:       Insured Municipal Securities Trust,
                        New Jersey Navigator Insured Series 2

Gentlemen:

           We have examined the post-effective Amendment to the Registration Statement File No. 33-37297 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

           In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

           You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                            Sincerely,




                                            Frank A. Ciccotto


FAC/trh

873952.1